UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2016

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement

On August 30, 2016, Provectus Biopharmaceuticals, Inc. (the “Company”) entered into a Warrant Agency Agreement (the “Warrant Agency Agreement”) (which includes as Exhibit A the Form of Warrant previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated August 24, 2016, filed with the Securities and Exchange Commission on August 25, 2016) with Broadridge Corporate Issuer Solutions, Inc. (the “Warrant Agent”), pursuant to which the Warrant Agent will act as the Company’s agent in connection with the issuance, transfer and exercise of the Warrants (defined below).

The foregoing description of the Warrant Agency Agreement does not purport to be complete and is qualified in its entirety by reference to the Warrant Agency Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 30, 2016, the Company issued a press release (the “Press Release”) announcing the closing of its public offering (the “Offering”), which consists of 240,000 shares of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”) (which are initially convertible into an aggregate of 24,000,000 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”)), and warrants (the “Warrants”) initially exercisable to purchase an aggregate of 24,000,000 shares of Common Stock at an exercise price of $0.275 per share of Common Stock. The Preferred Stock and Warrants were sold together at a price of $25.00 for a combination of one share of Preferred Stock and 100 Warrants to purchase one share of Common Stock each. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Warrant Agency Agreement, dated August 30, 2016, by and between Provectus Biopharmaceuticals, Inc. and Broadridge Corporate Issuer Solutions, Inc.

99.1	Press Release, dated August 30, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2016

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Peter R. Culpepper
Peter R. Culpepper
Interim Chief Executive Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Warrant Agency Agreement, dated August 30, 2016, by and between Provectus Biopharmaceuticals, Inc. and Broadridge Corporate Issuer Solutions, Inc.

99.1	Press Release, dated August 30, 2016